                               APEX PC SOLUTIONS, INC.

                             EMPLOYEE STOCK PURCHASE PLAN





                Adopted by the Board of Directors on December 9, 1996,
          and effective upon the consummation of an Initial Public Offering of the Common Stock of Apex PC Solutions, Inc.

                         As amended by the Board of Directors
                             effective February 24, 1997.

                                  Table of Contents

                                                                            PAGE

ARTICLE I ..................................................................  1

ARTICLE II .................................................................  1
    2.1    Account..........................................................  1
    2.2    Beneficiary......................................................  1
    2.3    Board............................................................  1
    2.4    Code.............................................................  1
    2.5    Committee........................................................  1
    2.6    Compensation.....................................................  1
    2.7    Common Stock.....................................................  2
    2.8    Disability.......................................................  2
    2.9    Employee.........................................................  2
    2.10   Employer.........................................................  2
    2.11   Employment.......................................................  2
    2.12   Enrollment Date..................................................  3
    2.13   Offering.........................................................  3
    2.14   Participant......................................................  3
    2.15   Payroll Deduction Authorization Form.............................  3
    2.16   Plan Administrator...............................................  3
    2.17   Purchase Date....................................................  3
    2.18   Retirement.......................................................  3
    2.19   Share............................................................  3
    2.20   Subsidiary.......................................................  3
    2.21   Valuation Date...................................................  3
    2.22   Vested...........................................................  3

ARTICLE III.................................................................  4
    3.1    Participation....................................................  4
    3.2    Requirements for Participation...................................  4
    3.3    Cessation of Participation.......................................  5
    3.4    Voluntary Participation..........................................  5

ARTICLE IV..................................................................  5
    4.1    Payroll Deduction Authorization..................................  5
    4.2    Amount of Deductions.............................................  5
    4.3    Commencement of Deductions.......................................  5
    4.4    Accounts.........................................................  6
    4.5    Modification of Authorized Deductions............................  6

ARTICLE V...................................................................  6
    5.1    Purchase Date....................................................  6
    5.2    Purchase of Shares...............................................  6


PAGE i - EMPLOYEE STOCK PURCHASE PLAN

    5.3    Price............................................................  6
    5.4    Fair Market Value................................................  7
    5.5    Unused Contributions.............................................  7

ARTICLE VI..................................................................  7
    6.1    Termination of Employment........................................  7
    6.2    Termination upon Death, Retirement or Disability within Three
           Months of Purchase Date..........................................  7
    6.3    Designation of Beneficiary.......................................  8
    6.4    Withdrawal.......................................................  8

ARTICLE VII.................................................................  8
    7.1    Source and Limitation of Shares..................................  8
    7.2    Delivery of Shares...............................................  8
    7.3    Interest in Shares...............................................  8

ARTICLE VIII................................................................  9

ARTICLE IX..................................................................  9
    9.1    Rights of the Company............................................  9
    9.2    Recapitalizations................................................  9
    9.3    Consolidation or Merger..........................................  9

ARTICLE X................................................................... 10
    10.1   Vacation, Leave or Layoff........................................ 10
    10.2   Military Leave................................................... 10

ARTICLE XI.................................................................. 10

ARTICLE XII................................................................. 11
    12.1   Amendment and Termination........................................ 11
    12.2   Non-Transferability.............................................. 11
    12.3   Limitation on Purchase........................................... 11
    12.4   Use of Funds..................................................... 11
    12.5   Expenses......................................................... 11
    12.6   No Interest...................................................... 12
    12.7   Registration and Qualification of Shares......................... 12
    12.8   Plan Not a Contract of Employment................................ 12
    12.9   Notice........................................................... 12
    12.10  Governing Law.................................................... 12
    12.11  Plurals.......................................................... 12
    12.12  Titles........................................................... 13
    12.13  References....................................................... 13


PAGE ii - EMPLOYEE STOCK PURCHASE PLAN

                                APEX PC SOLUTIONS, INC.
                             EMPLOYEE STOCK PURCHASE PLAN

                                      ARTICLE I

                                       PURPOSE

    The purpose of this Apex PC Solutions, Inc. Employee Stock Purchase Plan (this "Plan") is to provide a convenient and practical means through which employees of Apex PC Solutions, Inc. (the "Company") may participate in stock ownership of the Company. The Company believes this Plan will be to the mutual benefit of the employees and the Company by creating a greater community of interest between the Company's stockholders and its employees and by permitting the Company to compete with other companies in obtaining and retaining the services of competent employees. The Company intends for this Plan to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986.

                                      ARTICLE II

                                     DEFINITIONS

    The following terms, when capitalized, shall have the meanings specified below unless the context clearly indicates to the contrary:

    2.1 ACCOUNT shall mean each separate account maintained for a Participant under this Plan, collectively or singly as the context requires. Each Account shall be credited with a Participant's contributions. A Participant shall be fully vested in the cash contributions to his or her Account at all times. The Plan Administrator may create special types of Accounts for administrative convenience or other reasons.

    2.2 BENEFICIARY shall mean a person or entity entitled under Section 6.2 to receive Shares purchased by, and any remaining balance in, a Participant's Account on the Participant's death.

    2.3   BOARD shall mean the Board of Directors of the Company.

    2.4 CODE shall mean the Internal Revenue Code of 1986, as amended from time to time.

    2.5 COMMITTEE shall mean the Committee, if any, appointed by the Board of Directors in accordance with Article VIII.

    2.6 COMPENSATION shall mean the total cash compensation (except as otherwise set forth below) paid to the Employee in the period in question for services rendered to the Employer while a Participant. Compensation shall include the salary and wages deferred by an Employee pursuant to a salary reduction arrangement under any cash or


PAGE 1 - EMPLOYEE STOCK PURCHASE PLAN
deferred or cafeteria plan that is maintained by the Employer and that is intended to qualify under Sections 401(k) or 125 of the Code. An Employee's Compensation shall not include (a) severance pay, (b) hiring or relocation bonuses, or (c) pay in lieu of vacations or sick leave.

    2.7 COMMON STOCK shall mean the common stock, no par value, of the Company.

    2.8 DISABILITY shall refer to a mental or physical impairment that is expected to result in death or which has lasted or is expected to last for a continuous period of twelve (12) months or more and which prevents the Employee, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee of the Company and to engage in any substantial gainful activity. Disability shall be deemed to have occurred on the first day after the Company and the two independent physicians furnish their opinion of Disability to the Plan Administrator.

    2.9 EMPLOYEE shall mean an individual who renders services to his or her Employer pursuant to a continuing, regular employment relationship. A person rendering services to an Employer purportedly as an independent contractor or consultant shall not be an Employee for purposes of this Plan.

    2.10 EMPLOYER shall mean, both individually and collectively, the Company and any Subsidiary, or any successor entity that continues this Plan. All Employees of entities that constitute the Employer shall be treated as employed by a single entity for all Plan purposes, except that:

         (a) No person shall become a Participant except while employed by an entity that is an Employer;

         (b) A Participant shall cease to be a Participant if he or she transfers to an entity that is not an Employer and ceases to be employed by an Employer;

         (c) An Employer shall cease to be an Employer for purposes of this Plan, and a Participant who is an Employee of such an Employer shall cease to be a Participant, upon the happening of any event, or the consummation of any transaction, which causes the Employer to cease being an Employer, as defined above; and

         (d) Amounts paid by entities other than the Employer shall be ignored in determining Compensation under this Plan.

    In contexts in which actions are required or permitted to be taken or notices to be given, the Employer shall mean the Company or any successor corporation.

    2.11 EMPLOYMENT shall mean the period during which an individual is an Employee. Employment shall commence on the day the individual first performs


PAGE 2 - EMPLOYEE STOCK PURCHASE PLAN
services for the Employer as an Employee and shall terminate on the day such services cease as determined under Article VI.

    2.12  ENROLLMENT DATE shall mean the first day of the applicable Offering.

    2.13 OFFERING shall mean a period of time established by the Plan Administrator for the accumulation of payroll deductions for the purchase of Shares. Offerings shall be each calendar quarter, commencing with the effective date of this Plan.

    2.14 PARTICIPANT shall mean any Employee who is participating in any Offering under this Plan pursuant to Article III.

    2.15 PAYROLL DEDUCTION AUTHORIZATION FORM shall mean the form provided by the Company for eligible Employees to elect to participate by designating the rate of his or her Compensation to be contributed to his or her Account through payroll deductions.

    2.16 PLAN ADMINISTRATOR shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Article VIII.

    2.17  PURCHASE DATE shall mean the last day of the applicable Offering.

    2.18 RETIREMENT shall mean a Participant's termination of Employment on or after attaining the age of 65 or after the Plan Administrator has determined that he or she has suffered a Disability.

    2.19 SHARE shall mean one share of Common Stock adjusted in accordance with Section 9.2 (if applicable).

    2.20 SUBSIDIARY shall mean any corporation, association or other business entity at least fifty percent (50%) or more of the total combined voting power of all classes of stock of which is owned or controlled directly or indirectly by the Company or one or more of such subsidiary entities or both.

    2.21 VALUATION DATE shall mean the date upon which the fair market value of Shares is to be determined for purposes of setting the price of Shares under
Section 5.3 (that is, the Enrollment Date or the Purchase Dates for each Offering). If the Enrollment Date is not a date on which the fair market value may be determined in accordance with Section 5.3, the Valuation Date shall be the first day after the Enrollment Date for which such fair market value may be determined. If the Purchase Date is not a date on which the fair market value may be determined in accordance with Section 5.3, the Valuation Date shall be the first date prior to the Purchase Date on which such fair market value may be determined.

    2.22  VESTED shall mean non-forfeitable.


PAGE 3 - EMPLOYEE STOCK PURCHASE PLAN

                                     ARTICLE III

                                EMPLOYEE PARTICIPATION

    3.1 PARTICIPATION. Subject to the provisions of this Article III, an Employee may elect to participate in this Plan, effective as of any Enrollment Date, by completing and filing a Payroll Deduction Authorization Form as provided in Section 4.1.

    3.2   REQUIREMENTS FOR PARTICIPATION.

         (a) An Employee shall be eligible to participate in this Plan on the first Enrollment Date on which he or she first meets all of the following requirements:

              (i) The Employee's customary period of Employment is for more than twenty (20) hours per week; and

              (ii) The Employee's customary period of Employment is for more than five (5) months in any calendar year.

         (b) Employees who are also directors or officers of the Company may participate only in accordance with section 16(b) of the Securities Exchange Act of 1934, as amended, particularly Rule 16b-3 issued thereunder, as in effect from time to time.

         (c) Any eligible Employee may enroll or re-enroll in this Plan as of the first trading day of any Offering by filing timely written notice of such participation, subject to the following provisions:

              (i) In order to enroll in this Plan initially, an eligible employee must complete, sign and submit to the Company a Payroll Deduction Authorization Form. Any Payroll Deduction Authorization Form received by the Company before the Friday preceding an Enrollment Date, or such other deadline established by the Plan Administrator from time to time, will be effective on that Enrollment Date.

              (ii) Absent withdrawal from this Plan pursuant to Section 6.4, a Participant will automatically be re-enrolled in this Plan on the next Enrollment Date immediately following the Offering of which he or she is then a Participant.

         (d) A Participant shall become ineligible to participate in this Plan and shall cease to be a Participant when any of the following occurs:

              (i)  His or her Employment terminates;

              (ii) He or she owns Shares possessing five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or a parent or Subsidiary of the Company. For purposes of determining share


PAGE 4 - EMPLOYEE STOCK PURCHASE PLAN
    ownership, the rules of Section 424(d) of the Code shall apply and Shares that the Employee may purchase under any Vested options or rights to purchase shall be treated as Shares owned by the Employee; or

              (iii) Upon the happening of any event or the consummation of any transaction which causes the entity of which the Participant is an Employee to cease being an Employer as defined in Section 2.10.

         (e) A Participant shall cease to be a Participant, but shall be eligible to participate in this Plan with respect to any subsequent Offering, if he or she notifies the Company in writing of his or her desire to withdraw from participation in this Plan.

    3.3 CESSATION OF PARTICIPATION. A Participant whose participation has ceased in accordance with Sections 3.2(d) and (e) shall have the rights provided in Article VI.

    3.4 VOLUNTARY PARTICIPATION. Participation in this Plan shall be voluntary.

                                      ARTICLE IV

                                  PAYROLL DEDUCTIONS

    4.1 PAYROLL DEDUCTION AUTHORIZATION. An Employee may contribute to this Plan only by means of payroll deductions, except in connection with the initial Offering or other Offering specified by the Committee. Other than as set forth in Section 3.2(c)(ii), a Payroll Deduction Authorization Form must be filed with the enrolling individual's payroll office no later than the Friday immediately preceding the Enrollment Date as of which the payroll deductions are to take effect, except for the first Offering or other Offering specified by the Committee, for which a different deadline may apply.

    4.2 AMOUNT OF DEDUCTIONS. A Participant may specify the rate at which he or she desires to contribute to this Plan, which rate shall not be less than one percent (1%) and not more than ten percent (10%) of the Participant's Compensation during each pay period in the Offering. For administrative convenience, the Company may round off Participant contributions to an even dollar amount, such as the nearest $5.00 increment. A Participant's particular election shall apply during any period of continuous participation in the Plan, unless modified or discontinued as provided in Section 4.5 or as otherwise provided in this Plan. If a payroll deduction cannot be made in whole or in part because the Participant's pay for the period in question is insufficient to fund the deduction after having first withheld all other amounts deductible from his or her pay, the amount that was not withheld cannot be made up by the Participant nor will it be withheld from subsequent pay checks.

    4.3 COMMENCEMENT OF DEDUCTIONS. Payroll deductions for a Participant shall commence on the Enrollment Date of the Offering for which his or her Payroll Deduction Authorization Form is effective and shall continue for future Offerings, unless modified or discontinued as provided in Section 4.5 or as otherwise provided in this Plan.


PAGE 5 - EMPLOYEE STOCK PURCHASE PLAN

    4.4 ACCOUNTS. All payroll deductions made for a Participant shall be credited to his or her Account.

    4.5   MODIFICATION OF AUTHORIZED DEDUCTIONS.

         (a) A Participant may at any time discontinue his or her payroll deductions, effective for all subsequent payroll periods, by completing an amended Payroll Deduction Authorization Form and filing it with his or her payroll office. At such time, the Participant may elect to retain previous payroll deductions in his or her Account and continue participation in this Plan for subsequent offering or to withdraw from this Plan pursuant to Section 6.4.

         (b) For purposes of this Section 4.5, an amended Payroll Deduction Authorization Form that completely discontinues payroll deductions shall be effective for a specific pay period when filed no later than the final Friday of such pay period. An amended Payroll Deduction Authorization Form that alters the rate of withholding, but does not completely discontinue payroll deductions, shall be effective at the start of the next Offering, provided it is filed no later than the Friday immediately prior to the specific Offering's Enrollment Date.

                                      ARTICLE V

                                 PURCHASES OF SHARES

    5.1 PURCHASE DATE. Unless a Participant terminates participation, as described in Section 4.5(b), or gives written notice to the Company as provided in Section 6.4, the Company shall purchase, as of the Purchase Date, the number of Shares determined pursuant to this Article V.

    5.2 PURCHASE OF SHARES. On each Purchase Date, the Company shall, subject to the limitations of Article VI, apply the amount credited to each Participant's Account to the purchase of as many full Shares that may be purchased with such amount at the price set forth in Section 5.3, and shall issue such Shares to the Participant. Payment for Shares purchased under this Plan will be made only through payroll withholding in accordance with
Article IV.

    5.3 PRICE. The price of Shares to be purchased under Section 5.2 shall be the lower of:

         (a) Eighty-five percent (85%) of the fair market value of the Shares on the Enrollment Date of the Offering; or

         (b) Eighty-five percent (85%) of the fair market value of the Shares on any Purchase Date of the Offering.


PAGE 6 - EMPLOYEE STOCK PURCHASE PLAN

    5.4   FAIR MARKET VALUE.

         (a) The fair market value of the Shares on any date shall be equal to the bid price of the Company's Common Stock at the close of business on the Valuation Date, as reported on the automated quotation system of the NASD or such other quotation system that supersedes it.

         (b) If (a) is not applicable, the fair market value of the Shares shall be determined by the Plan Administrator in good faith. Such determination shall be conclusive and binding on all persons.

    5.5   UNUSED CONTRIBUTIONS.

         (a) Subject to the limitations of Sections 3.2(e) and 12.3, a Participant may withdraw from any Offering and apply any or all amounts then credited to his or her Account to the Offering commencing on the next occurring Enrollment Date following such withdrawal by re-enrolling in such subsequent Offering pursuant to Section 3.2(c)(ii).

         (b) Provided that a Participant's Employment with the Company has not terminated and the Participant has not withdrawn from the Plan pursuant to
Article VI, and subject to Section 7.1(b), any amount credited to a Participant's Account and remaining therein immediately after a Purchase Date shall be carried forward in such Participant's Account for application on the next succeeding Purchase Date, subject to the notice provisions of Section 5.1.

                                      ARTICLE VI

                              TERMINATION AND WITHDRAWAL

    6.1 TERMINATION OF EMPLOYMENT. Upon termination of a Participant's Employment for any reason other than as set forth in Section 6.2, the payroll deductions credited to such Participant's Account shall be returned to the Participant. Except as provided in Section 6.2, a Participant shall have no right under this Plan to acquire Shares upon or after termination of his or her Employment.

    6.2 TERMINATION UPON DEATH, RETIREMENT OR DISABILITY WITHIN THREE MONTHS OF PURCHASE DATE. Upon termination of the Participant's Employment within the three-month period preceding a Purchase Date because of his or her death, Retirement or Disability, the payroll deductions credited to his or her Account shall be used to purchase Shares as provided in Article V on the next Purchase Date. Any remaining balance in the Participant's Account shall be returned to him or her or, in the case of death, any Shares purchased and any remaining balance shall be transferred to the deceased Participant's Beneficiary, or if none, to his or her estate.


PAGE 7 - EMPLOYEE STOCK PURCHASE PLAN

    6.3 DESIGNATION OF BENEFICIARY. Each Participant may designate, revoke and redesignate Beneficiaries. This action shall be taken in writing on a form provided by the Plan Administrator and shall be effective upon delivery of the election to the Plan Administrator.

    6.4 WITHDRAWAL. A Participant whose Employment with the Company is continuing (i.e., has not been terminated as described in Sections 6.1 and 6.2) may elect to withdraw the entire amount credited to his or her Account and cease further participation at any time by giving written notice to the Company at least by the Friday prior to the next Purchase Date. The amount withdrawn shall be paid to the Participant promptly after receipt of proper notice of withdrawal and no further payroll deductions shall be made from his or her compensation unless and until a new Payroll Deduction Authorization Form is submitted in accordance with Section 4.1.

                                     ARTICLE VII

                           SHARES PURCHASED UNDER THE PLAN

    7.1   SOURCE AND LIMITATION OF SHARES.

         (a) The Company has reserved for sale under this Plan 250,000 shares of its Common Stock, subject to adjustment upon changes in Capitalization of the Company as provided in Section 9.2. Shares sold under this Plan may be newly issued Shares or Shares reacquired in private transactions or open market purchases, but all Shares sold under this Plan regardless of source shall be counted against the 250,000 share limitation.

         (b) If there is an insufficient number of Shares to permit the full exercise of all existing rights to purchase Shares, or if the legal obligations of the Company prohibit the issuance of all Shares purchasable upon the full exercise of such rights, the Plan Administrator shall make a pro rata allocation of the Shares remaining available in as nearly a uniform and equitable manner as possible, based pro rata on the aggregate amounts then credited to each Participant's Account. In such event, payroll deductions to be made shall be reduced accordingly and the Plan Administrator shall give written notice of such reduction to each Participant affected thereby. Any amount remaining in a Participant's Account immediately after all available Shares have been purchased will be promptly remitted to such Participant. Determination by the Plan Administrator in this regard shall be final, binding and conclusive on all persons. No deductions shall be permitted under this Plan at any time when no Shares are available.

    7.2 DELIVERY OF SHARES. As promptly as practicable after the Purchase Date, the Company shall deliver to the Participant the full Shares purchased with his or her payroll deductions.

    7.3 INTEREST IN SHARES. The rights to purchase Shares granted pursuant to this Plan will in all respects be subject to the terms and conditions of this Plan, as interpreted


PAGE 8 - EMPLOYEE STOCK PURCHASE PLAN
by the Plan Administrator from time to time. The Participant shall have no interest in Shares purchasable under this Plan until payment for the Shares has been completed at the close of business on the relevant Purchase Date. This Plan provides only an unfunded, unsecured promise by the Employer to pay money or property in the future. Except with respect to the Shares purchased on a Purchase Date, an Employee choosing to participate in this Plan shall have no greater rights than an unsecured creditor of the Company. After the purchase of the Shares, the Participant shall be entitled to all rights of a stockholder of the Company.

                                     ARTICLE VIII

                                 PLAN ADMINISTRATION

    This Plan shall be administered by the Board of Directors, who shall be vested with full authority to make, administer and interpret all rules and regulations applicable to this Plan as it deems necessary for purposes of administering this Plan. This Plan is intended to qualify for the "Stock Purchase Plan" exemption of Rule 16b-3 of the regulations promulgated under the Securities Exchange Act. Any determination, decision or action of the Plan Administrator with respect to the construction, interpretation, administration or application of this Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming benefits under this Plan. The provisions of this Plan shall also be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

                                      ARTICLE IX

                       CHANGES IN CAPITALIZATION, MERGER, ETC.

    9.1 RIGHTS OF THE COMPANY. The grant of a right to purchase Shares pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or other changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or transfer all or any part of its divisions, subsidiaries, business or assets.

    9.2 RECAPITALIZATIONS. Subject to any required action by the stockholders, the number of Shares covered by this Plan as provided in Section
7.1 and the price per share shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares affected without receipt of consideration by the Company.

    9.3 CONSOLIDATION OR MERGER. In the event of the consolidation or merger of the Employer with or into any other business entity, or the sale by the Employer of substantially all of its assets, the successor may continue this Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietors. If,


PAGE 9 - EMPLOYEE STOCK PURCHASE PLAN
within 90 days after the effective date of a consolidation, merger or sale of assets, the successor corporation, partnership or proprietorship does not adopt this Plan, this Plan shall be terminated in accordance with Section 11.1.

                                      ARTICLE X

                              TERMINATION OF EMPLOYMENT

    10.1 VACATION, LEAVE OR LAYOFF. A person's Employment shall not terminate on account of an authorized leave of absence, sick leave or vacation, or on account of a military leave described in Section 10.2, or a direct transfer between Employers. Failure to return to work upon expiration of any leave of absence, sick leave or vacation shall be considered a resignation effective as of the expiration of such leave of absence, sick leave or vacation.

    10.2 MILITARY LEAVE. Any Employee who leaves the Employer directly to perform services in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling the Employee to re-employment rights provided by the laws of the United States, shall be on military leave. An Employee's military leave shall expire if the Employee voluntarily resigns from the Employer during the leave or if he or she fails to make application for re-employment within the period specified by such law for the preservation of employment rights. In such event, the individual's employment shall terminate by resignation on the day the military leave expires.


                                      ARTICLE XI

                                 STOCKHOLDER APPROVAL

    This Plan is expressly made subject to the approval of the holders of a majority of the outstanding shares of the Company within 12 months after the date this Plan is adopted. If this Plan is not so approved by the stockholders within 12 months after the date this Plan is adopted, this Plan shall not come into effect. Notwithstanding any other provision of this Plan to the contrary, no Shares shall actually be issued under this Plan until there has been approval of this Plan by a majority of the Company's shareholders, as described in this
Article XI. In the event that this Plan becomes effective prior to such shareholder approval, the Plan Administrator shall record the participation of each Participant, including the amounts in each Participant's Account and the number of Shares that each Participant is entitled to purchase, and the corresponding applicable purchase price, at each Purchase Date, but no actual purchase and issuance of Shares shall take place prior to shareholder approval. If shareholder approval is not obtained, as described in this Article XI, then all amounts held by this Plan under the Participants' Account shall be returned to the Participants, and this Plan shall be become null and void.


PAGE 10 - EMPLOYEE STOCK PURCHASE PLAN

                                     ARTICLE XII

                               MISCELLANEOUS PROVISIONS

    12.1  AMENDMENT AND TERMINATION.

         (a) The Board of Directors of the Company may at any time amend this Plan. An amendment shall require the approval of the Stockholders of the Company if the amendment would permit the sale of more Shares than are authorized under Section 7.1, or the amendment otherwise requires shareholder approval under Section 423 of the Code or Rule 16b of the Securities Exchange Act.

         (b) This Plan is intended to be a permanent program, but an Employer shall have the right at any time to declare this Plan terminated completely as to it or as to any of the Employer's divisions, facilities, operational units or job classifications. Upon such termination, amounts credited to the Accounts of Participants with respect to whom the Plan has been terminated shall be returned to such Participants.

    12.2 NON-TRANSFERABILITY. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the purchase of Shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant except as provided in Section 6.2, and any attempted assignment, transfer, pledge, or other disposition shall be null and void. The Company may treat any such act as an election to withdraw funds in accordance with Section 6.4.

    12.3 LIMITATION ON PURCHASE. No Participant may obtain a right to purchase Shares under this Plan if such right would, upon immediate exercise for shares, result in that Participant:

         (a) owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Subsidiaries; or

         (b) obtain rights to purchase stock under this Plan or under any other employee stock purchase plan of the Company or any of its Subsidiaries or its parents that will accrue at a rate which exceeds $25,000 in fair market value (determined as of the Enrollment Date) of the stock for each calendar year in which he or she is a Participant;

both as determined under Section 423(b) of the Code.

    12.4 USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purposes and the Company shall not be obligated to segregate the payroll deductions.

    12.5 EXPENSES. All expenses of administering this Plan shall be borne by the Company and its Subsidiaries.


PAGE 11 - EMPLOYEE STOCK PURCHASE PLAN

    12.6 NO INTEREST. No Participant shall be entitled, at any time, to any payment or credit for interest with respect to or on the payroll deductions contemplated herein, or on any other assets held hereunder for the Participant's Account.

    12.7 REGISTRATION AND QUALIFICATION OF SHARES. The offering of the Shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the Shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to, or in connection with, the offering or the issue or purchase of the Shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.


    12.8 PLAN NOT A CONTRACT OF EMPLOYMENT. This Plan is strictly a voluntary undertaking on the part of the Employer and shall not constitute a contract between the Employer and any Employee, or consideration for an inducement or a condition of, the employment of an Employee. Except as otherwise required by law or any applicable collective bargaining agreement, nothing contained in this Plan shall give any Employee the right to be retained in the service of the Employer or to interfere with or restrict the right of the Employer, which is hereby expressly reserved, to discharge or retire any Employee at any time, with or without cause and with or without notice. Except as otherwise required by law, inclusion under this Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan. The doctrine of substantial performance shall have no application to any Employee, Participant or Beneficiary. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

    12.9 NOTICE. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received by the Plan Administrator. Any notice required by this Plan to be received by the Company prior to an Enrollment Date, payroll period or other specified date, and received by the Plan Administrator subsequent to such date, shall be effective on the next occurring Enrollment Date, payroll period or other specified date to which such notice applies.

    12.10 GOVERNING LAW. This Plan shall be interpreted, administered and enforced in accordance with the Code, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance with it. To the extent that state law is applicable, however, the laws of the State of Washington shall apply.

    12.11 PLURALS. Where the context so indicates, the singular shall include the plural and vice versa.


PAGE 12 - EMPLOYEE STOCK PURCHASE PLAN

    12.12 TITLES. Titles of Articles and Sections are provided herein for convenience only and are not to serve as the basis for interpretation or construction of this Plan.

    12.13 REFERENCES. Unless the context clearly indicates to the contrary, reference to a Plan provision, statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed counterpart.


                ADOPTED BY THE BOARD OF DIRECTORS ON DECEMBER 9, 1996,
                  AND EFFECTIVE UPON THE CONSUMMATION OF AN INITIAL
                    PUBLIC OFFERING OF THE COMPANY'S COMMON STOCK

                          AMENDED BY THE BOARD OF DIRECTORS
                             EFFECTIVE FEBRUARY 24, 1997


PAGE 13 - EMPLOYEE STOCK PURCHASE PLAN